130.48

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (this "Amendment") is made and entered into as of December 10, 2008, by and between CARSON PORTWALL MANAGEMENT, LLC ("Landlord") and ENGLOBAL SYSTEMS, INC. ("Tenant").

RECITALS

A. Landlord and Tenant entered into that certain Standard Commercial Lease dated November 12, 2008 (the "Lease"), under the terms of which Landlord leased to Tenant and Tenant leased from Landlord 221 Portwall, Suite 100, Houston, Texas 77029 (the "Leased Premises"), which are more particularly described in the Lease.

B. Tenant has not taken possession of the Leased Premises and Landlord has requested that Tenant agree to accept space in another building owned by Landlord near the Leased Premises. Tenant has agreed to accept space other than the Leased Premises from Landlord subject to the terms and conditions of the Lease provided Landlord agree to the terms and conditions set forth in this Amendment, as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual agreements herein set forth, Landlord and Tenant hereby agree as follows, effective as of the date hereof:

1. The following Basic Lease Provisions set forth in Section 1.02 of the Lease are hereby amended to read in their entirety as follows:

a.	"Building" or "Project":	Carson Portwall Distribution Center III	
b.	Building Square Footage:	239,210 SF	
c.	"Leased Premises" (address):	225 Portwall, Suite 200, as shown on Exhibit A attached hereto.	
d.	Leased Premises Square Footage:	80,808 SF	
e.	Base Rent for the Leased Premises:	Months 1-7	Abated
		Months 8-31	$28,282.80
		Months 32-59	$29,898.96
		Months 60-87	$31,515.12
f.	Early Termination Date:	Month 67	
g.	Tenant's Estimated Pro Rata Share:	33.8%	

(also see Definitions 2.03)

ENGlobal
Legal Affairs & Contracts
December 3, 2008
APPROVED

Signed [signature]

h. Guarantor: ENGlobal Corporation, Inc.

i. Tenant Improvement Allowance: Landlord shall provide up to a maximum of $323,232.00 to Tenant, on a dollar for dollar matching basis as a reimbursement for actual Hard Costs (defined in the Work Letter attached hereto) of agreed tenant improvements completed according to the Site Tenant Improvement Plans attached as Exhibit "B"

2. Exhibit "A" attached to the Lease is hereby replaced in its entirety with the Exhibit "A" attached to this Amendment.

3. Exhibit "B" attached to the Lease is hereby replaced in its entirety with the Exhibit "B" attached to this Amendment.

4. The phrase "except payment of rent which shall commence 3 months after the Commencement Date" in Section 1.03 of the Lease is hereby amended to read "except payment of rent which shall commence seven (7) months after the Commencement Date".

5. The first clause of the second sentence of Section 2.01 of the Lease is hereby amended to read "Tenant shall pay one monthly installment of Base Rent and, in addition, one monthly installment each of Tenant's Initial Pro Rata Shares of Taxes and Insurance under Section 2.04, and of Operating Expenses under Section 2.05, upon execution of this Lease by Tenant for the first month's Base Rent and like monthly installments shall be due and must be paid on or before the first day of each calendar month commencing on the eight month after the Commencement Date; Landlord acknowledges receipt of Tenant's payment in the amount of $72, 980.11 in the form of check #192729 representing the payment of one installment of Base Rent of $28,282.80, under Section 2.01, the Security Deposit of $36, 490.05 under Section 2.02, estimated Taxes & Insurance of $6892.57 under Section 2.04 and estimated Operating Expenses of $1216.34 under Section 2.05. Any variance shall be accounted for in the reconciliation of Operating Expenses at year end.

6. An additional "**Section 2.10 ABATEMENT OF RENT**" is added to state clearly that " Tenant's obligation to pay monthly Base Rent, Pro Rata Insurance and Taxes, and Operating Expenses, is abated during months 1 through 7, and no assessment of Tenant for Insurance, Taxes or any Operating Expenses, shall accrue or begin until month 8 of the Term."

7. The reference to Section 14.07 contained in Section 2.09 of the Lease is hereby corrected to read "Section 13.05".

ENGlobal
Legal Affairs & Contracts
December 3, 2008
APPROVED

Signed

8. Section 7.04 and Section 7.06 of the Lease are hereby corrected to replace each instance of "landlord" with "Landlord", each instance of "tenant" with "Tenant" (other than the second instance of "tenant" in line 5 of Section 7.04), each instance of "leased premises" with "Leased Premises", each instance of "project" with "Project", each instance of "building" with "Building", and each instance of "legal requirement" with "Legal Requirement".

9. Section 15.02 of the Lease is hereby amended to replace each instance of "sixty third (63rd)" with "sixty-seventh (67th)".

10. The reference to the "Lease Agreement dated as of _________, 2008" in Exhibit C and the reference to "that certain real estate Lease dated __________" in Exhibit E are each hereby agreed to mean the Lease as described in this Amendment. The amount of "$324,356.00" in Section 3.1 of Exhibit C to the Lease is hereby replaced to read "$323,232.00". Tenant agrees that any plans and specifications prepared and submitted for tenant improvements for the prior leased premises shall be revised for the Leased Premises granted hereby and must be submitted for review and approval by Landlord in accordance with Exhibit C attached to the Lease.

11. Landlord, at its sole cost and expense, agrees to construct one (1) demising wall in the Leased Premises as shown on Exhibit "A" and upgrade the wire way within the Leased Premises to 3,000 amps.

12. If any provision of the Lease conflicts with the provisions hereof, the provisions of this Amendment shall control. Except as herein expressly modified, all terms and provisions of the Lease are and shall remain in full force and effect and are binding on Landlord and Tenant. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the United States and the State of Texas. This Amendment shall bind and benefit the parties hereto and their respective heirs and legal representatives. This Amendment supersedes and cancels any and all previous statements, negotiations, arrangements, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Amendment. The Lease and this Amendment constitute the entire agreement of the parties with respect to the subject matter of the Lease and this Amendment. The Lease and this Amendment may not be altered, amended, or modified except by an instrument in writing signed by both Landlord and Tenant.

[SIGNATURE PAGE FOLLOWS]

ENGlobal
Legal Affairs & Contracts
December 3, 2008
APPROVED

Signed __________

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the day hereinabove written.

TENANT:

ENGLOBAL SYSTEMS, INC.

By: [signature]
Name: Shelly Leedy
Title: President

LANDLORD:

CARSON PORTWALL MANAGEMENT, LLC

By: [signature]
Patrick H. Hanrahan, Senior Vice President

By: [signature]
James D. Flynn, President

Guarantor hereby joins in this Amendment to acknowledge execution of this Amendment by Landlord and Tenant and to confirm that the Guaranty of Lease attached as Exhibit "E" to the Lease remains in full force and effect.

ENGLOBAL CORPORATION, INC.

By: [signature]
William A. Coskey, Chief Executive Officer

ENGlobal
Legal Affairs & Contracts
December 3, 2008
APPROVED

Signed [signature]

EXHIBIT A


OVERALL BUILDING 200 PLAN
80,808 SF

ENGlobal
Legal Affairs & Contracts
December 3, 2008
APPROVED

Signed ____________

Exhibit B



OVERALL SPACE PLAN
OFFICE SPACE: 12,438 SF
WAREHOUSE SPACE: 68,156 SF
TOTAL SF: 80,808 SF
MOTORIZED DOOR 24' X 24'W
MOTORIZED DOOR 20' X 24'W
NEW DOCK LEVELER
NEW RECESSED TRUCK WELL 60' X 24'
DEMISING WALL
DEMISING WALL
DEMISING WALL
PROPOSED OFFICE SPACE
FUTURE OFFICE SPACE - TENANT PERMITTED SEPARATELY
OVERALL BUILDING 2 - FLOOR PLAN
ENGLOBAL SP
a project for
ENGLOBAL

Exhibit B

ENLARGED SPACE PLAN

OFFICE SPACE: 12,438 SF	WAREHOUSE SPACE: 68,156 SF	TOTAL SF: 80,589 SF



D
E
F
G
H
I
J
FUTURE OFFICE SPACE

ENGLOBAL SP
a project for
ENGLOBAL

Exhibit B

ENLARGED WAREHOUSE PLAN

OFFICE SPACE: 12,438 SF	WAREHOUSE SPACE: 68,156 SF	TOTAL SF: 80,589 SF


D
E
F
G
H
I
J
1
2
3
MOTORIZED DOOR 24' X 24'W
MOTORIZED DOOR 20' X 24'W
NEW DOCK LEVELER
NEW RECESSED TRUCK WELL 60' X 24'
DEMISING WALL
DEMISING WALL
ENGLOBAL SP
a project for
ENGLOBAL